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Exhibit 99.1
                       CENTENNIAL FIRST FINANCIAL SERVICES
                              218 East State Street
                           Redlands, California 92373
                                 (909) 798-3611

                     ---------------------------------------
                            SUBSCRIPTION APPLICATION
                     ---------------------------------------

               PLEASE READ ALL OF THIS APPLICATION BEFORE SIGNING

1. SUBSCRIPTION. The undersigned hereby applies to purchase the following number of shares of no par value common stock of Centennial First Financial Services for a cash price of $17.00 per share.

         Number of shares subscribed
         (a minimum subscription of 250 shares
         is required and the maximum subscription
         is 35,000 shares):
                                                              -----------------

         Total purchase price enclosed
         ($17.00 per share; $4,250 minimum):

         -----------------------

THIS APPLICATION IS IRREVOCABLE BY THE UNDERSIGNED BUT MAY BE REJECTED IN WHOLE OR IN PART BY CENTENNIAL FIRST FINANCIAL SERVICES IN ITS SOLE DISCRETION.

2. REPRESENTATIONS AND WARRANTIES. The undersigned represents and warrants he, she or it has received the Prospectus of Centennial First Financial Services dated _____________, 2001;

3. PAYMENT FOR SUBSCRIPTION. The undersigned is enclosing with this Subscription Application the amount of the total purchase price for the shares of common stock subscribed for, as stated above in Section 1, by a check or bank draft drawn upon a U.S. Bank, or postal, telegraphic or express money order payable to "Pacific Coast Banker's Bank fbo Centennial First Financial Services." The undersigned recognizes that if his, her or its Subscription Application is rejected in whole or if the offering is terminated, the funds delivered with this Subscription Application will be returned promptly with interest. If this Subscription Application is rejected in part, the funds delivered herewith, to the extent the undersigned's subscription is rejected, will be returned without interest to the undersigned within 14 business days of the closing of the offering. Further, if the undersigned's Subscription Application is received by Pacific Coast Banker's Bank after the expiration date of July 31, 2001, or August 15, 2001, if the offering is extended, Pacific Coast Banker's Bank will return the funds submitted to the subscriber without interest.


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

4. SIGNATURE BY FIDUCIARY. If the undersigned is purchasing the shares in a fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person(s) for whom the undersigned is purchasing.

5. NOTIFICATION OF UNTRUE STATEMENTS. The undersigned agrees to notify Centennial First Immediately if any of the statements made in this Subscription Application shall become untrue.

6. NAME OF REGISTERED HOLDER. The shares subscribed to herein shall be registered as indicated on page 4 of this Subscription Application.

THIS SUBSCRIPTION AGREEMENT, ACCOMPANIED BY FULL PAYMENT FOR THE SHARES SUBSCRIBED FOR HEREIN, MUST BE RETURNED TO:

                           PACIFIC COAST BANKERS' BANK
                          c/o REDLANDS CENTENNIAL BANK
                              218 E. STATE STREET
                               REDLANDS, CA 92373
                            ATTENTION: TRACY HOLCOMB

THIS SUBSCRIPTION APPLICATION AND FULL PAYMENT FOR THE SHARES SUBSCRIBED FOR MUST BE RECEIVED AT THE ABOVE ADDRESS NO LATER THAN 5:00 P.M., PACIFIC TIME, ON JULY 31, 2001 UNLESS SUCH DATE IS EXTENDED.







                                       2
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
       PAYER'S NAME: Centennial First Financial Services
-----------------------------------------------------------------------------------------------
SUBSTITUTE                          Part 1: PLEASE PROVIDE YOUR TIN AND SOCIAL SECURITY NUMBER
FORM W-9                            AND CERTIFY BY SIGNING AND DATING BELOW.

                                                                             Social Security
                                                                            Number or Taxpayer
                                                                            Identification No.

                                                                           --------------------
--------------------------------------------------------------------------------------------------

PAYER'S REQUEST FOR                 Part 2: For Payees NOT subject to backup withholding under
TAXPAYER IDENTIFICATION             the provisions of Section 3406(a)(1)(C) of the Internal
NUMBER (TIN)                        Revenue Code, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and
                                    complete as instructed therein.
--------------------------------------------------------------------------------------------------
                                    PART 3: AWAITING TIN [   ]
--------------------------------------------------------------------------------------------------

CERTIFICATION. Under penalty of perjury, I certify that (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future) and (2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

Signature:                                 Date:
          --------------------------------      -------------------------------

Name:
     --------------------------------------------------------------------------
                                 (Please Print)

Address:
        -----------------------------------------------------------------------


-------------------------------------------------------------------------------
                               (Include Zip Code)



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YOU MUST PLEASE COMPLETE THE FOLLOWING ADDITIONAL INFORMATION

1.       REGISTRATION:
         Please print the name(s) in which
         shares of common stock                   -----------------------------
         are to be registered.                    -----------------------------
                                                  -----------------------------

2.       REGISTRATION ADDRESS:
                             Address
                                    -------------------------------------------
                             City, State, Zip Code
                                                  -----------------------------

3.       LEGAL FORM OF OWNERSHIP (CHECK ONE)
         [ ] Individual Ownership
         [ ] Joint Tenant with Right of Survivorship (both parties must sign)
         [ ] Tenants in Common (both parties must sign)
         [ ] Tenants by the Entirety (both parties must sign)
         [ ] Community Property (both parties must sign)
         [ ] Partnership                         [ ] Corporation
         [ ] Trust (date established) _______________
         [ ] Uniform Transfer to Minor Act, State of ______________________

         IF A TAX-EXEMPT ENTITY, PLEASE INDICATE TYPE AND DATE:
         [ ] IRA/KEOGH                          (date established) _____________
         [ ] Benefit Plan                       (date established) _____________
         [ ] Qualified Retirement Plan          (date established) _____________

IN WITNESS WHEREOF, the undersigned has executed this Subscription Application.

----------------------------------                 ----------------------------
Authorized Signature                               Date
(and title, if a corporation)

----------------------------------                 ----------------------------
Authorized Signature                               Date
(if more than one)

ACCEPTED/REJECTED AS FOLLOWS:
[ ]  Accepted            [ ]  Rejected      [ ]  Partially accepted for only
                                                 ______ shares.

                                        CENTENNIAL FIRST FINANCIAL SERVICES


_______________                         By:_____________________________________
Date                                       Douglas C. Spencer, President & CEO


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                            IMPORTANT TAX INFORMATION


Under the U.S. federal income tax law, dividend payments that may be made by Centennial First on shares of common stock issued in the offering may be subject to backup withholding, and each subscriber should provide Centennial First with such subscriber's correct taxpayer identification number on the Substitute Form W-9 in the Subscription Application. If the subscriber is an individual, the taxpayer identification number is his or her Social Security number. If Centennial First is not provided with the correct taxpayer identification number in connection with such payments, the subscriber may be subject to a $50 penalty imposed by the Internal Revenue Service.

Exempt subscribers (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements. In general, for a foreign individual to qualify as an exempt recipient, the subscriber must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. such statements can be obtained from Centennial First. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

If backup withholding applies, Centennial First will be required to withhold 31% of any such payments made to the subscriber. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding, the subscriber is required to notify Centennial First of his or her correct taxpayer identification number by completing the Substitute Form W-9 included as a part of the Subscription Application certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such subscriber is awaiting a taxpayer identification number).

WHAT NUMBER TO GIVE CENTENNIAL FIRST

The subscriber is required to furnish Centennial First such subscriber's Social Security number or Employer Identification number. Consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.


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         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                        NUMBER ON SUBSTITUTE FORM W-9


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: I.E., 00-0000000. The table below will help you determine the number to give the payer.

--------------------------------------------------------------- ----------------------------------------------------------------
                                          Give the name and                                                Give the name and
                                           Social Security                                               EmployerIdentification
For this type of account                    number of:               For this type of account:               number of:
--------------------------------------------------------------- ----------------------------------------------------------------
1.   Individual                        The individual                6.   A valid trust, estate           Legal entity (do not
                                                                          or pension trust                furnish the
                                                                                                          identification number
                                                                                                          of the personal
                                                                                                          representative or trustee
                                                                                                          unless the legal entity
                                                                                                          itself is not designated
                                                                                                          in the account title)(4)

2.a. Two or more individuals           The actual owner of the       7.   Corporation                     The corporation
     (joint account)                   account or, if combined
                                       funds, the first individual
                                       on the account(1)

3.   Custodian account number          The minor(2)                  8.   Association, club               The organization
     of a minor (Uniform Gift to                                          religious, charitable,
     Minors Act)                                                          educational or other
                                                                          tax-exempt
                                                                          organization

4.a. The usual revocable savings       The grantor-trustee(1)        9.   Partnership                     The partnership
     trust (grantor is also trustee)

  b. The so-called trust account       The actual owner(1)           10.  A broker or registered          The broker or nominee
     that is not a legal or valid                                         nominee
     trust under State law

5.   Sole proprietorship               The owner(3)                  11.  Account with the Department    The public entity
                                                                          of Agriculture in the name
                                                                          of a public entity (such as
                                                                          a State or local government,
                                                                          school district or prison)
                                                                          that receives  agricultural
                                                                          program payments
--------------------------------------------------------------- ----------------------------------------------------------------

(1)      List first and circle the name of the person whose number you furnish.
(2)      Circle the minor's name and furnish the minor's Social Security number.
(3) Show the name of the owner. You may also use an Employer Identification Number.
(4)      List first and circle the name of legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


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OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or SS-4, Application for Employer Identification Number, at your local office of the Social Security Administration or the Internal Revenue Service ("IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payment include the following:

o        A corporation

o        A financial institution

o An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7)

o        The United States or any agency or instrumentality thereof

o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof

o        An international organization or any agency or instrumentality thereof

o A dealer in securities or commodities registered in the United States or a possession of the United States

o        A real estate investment trust

o        A common trust fund operated by a bank under section 584(a)

o        An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a)(1)

o An entity registered at all times under the Investment Company Act of 1940

o        A foreign central bank of issue

Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

o        Payments to nonresident aliens subject to


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

         withholding under section 1441

o Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner

o Payments or patronage dividends where the amount received is not paid in money

o        Payments made by certain foreign organizations

o        Payments made to a nominee

Payments of interest not generally subject to backup withholding include the following:

o Payments of tax-exempt interest (including exempt-interest dividends under section 852)

o        Payments described in section 6049(b)(5) to nonresident aliens

o        Payments made by certain foreign organizations

o        Payments made to a nominee

Exempt payers described above should file the Substitute Form W-9 attached to the Subscription Application to avoid erroneous backup withholding. FILE THE FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

PRIVACY ACT NOTICE

Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number.


PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.




FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.



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